Exhibit 10.2
Sunrise of Fall Creek
DISCOUNT MBS MULTIFAMILY NOTE

US $10,558,000.00	As of May 7, 2008
     FOR VALUE RECEIVED, the undersigned (“Borrower”) jointly and severally (if more than one) promises to pay to the order of CAPMARK BANK, a Utah industrial bank, the principal sum of Ten Million Five Hundred Fifty-Eight Thousand and 00/100 Dollars (US $10,558,000.00) with interest on the unpaid principal balance at the rates applicable from time to time set forth in this Discount MBS Multifamily Note (“Note”).
     Defined Terms. As used in this Note, (i) the term “Lender” means the holder of this Note, and (ii) the term “Indebtedness” means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument, (as defined in Paragraph 7), or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. Event of Default, Key Principal and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.
     Address for Payment. All payments due under this Note shall be payable at 116 Welsh Road, Horsham, Pennsylvania 19044, Attention: Servicing – Account Manager, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.
     Discount Mortgage Backed Security. This Note shall be funded by the issuance of a discount mortgage backed security (the “DMBS”) as follows:
     The original stated principal amount of this Note shall be equal to the sum of (i) the price (the “Price”) of the initial DMBS and (ii) the discount (the “Discount”) of the initial DMBS. The Price is equal to the proceeds of the sale of the DMBS, and the Discount is an amount equal to the difference between (i) the face amount of the DMBS and (ii) the Price of the DMBS. The proceeds made available by Lender to Borrower shall equal the Price of the DMBS. Each DMBS shall be issued for a term of three months. The issuance date for each DMBS shall be the first day of the month in which the DMBS is issued, and the maturity date for each DMBS shall be the first day of the month following such three-month term. For example, the maturity date for a DMBS with an issue date of December 1 is March 1.
     The entire unpaid principal of the Note will be due and payable by the Borrower to the Lender on the maturity date of any outstanding DMBS unless, not less than five (5) Business Days prior to the maturity date of the outstanding DMBS, the Borrower has requested in writing either (i) that the Indebtedness under this Note be refinanced with a new DMBS, using the Rate Setting Form attached hereto as Schedule D, or (ii) that this Note be converted to a fixed rate note pursuant to the Conversion Agreement (hereinafter defined) effective on the maturity date of the outstanding DMBS.
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     Payment of Principal and Interest. Principal and interest on this Note shall be paid as follows:
     If loan proceeds are disbursed (the “Disbursement Date”), by Lender to Borrower on a day preceding the settlement date of the initial DMBS, Borrower shall pay interest on the original stated principal balance of this Note for the period beginning on the Disbursement Date and ending on the day immediately preceding the settlement date of the initial DMBS, at an interest rate equal to 5.17%.
     Borrower shall pay, in immediately available funds, consecutive monthly payments on the first day of each month beginning June 1, 2008, until the entire unpaid principal balance evidenced by this Note is fully paid. Each monthly payment shall equal the sum of (i) one third (1/3) of the Discount calculated on the then outstanding DMBS, (ii) principal in accordance with the Principal Amortization Schedule, attached as Schedule C hereto and incorporated herein, (iii) an amount equal to 227 basis points (2.27%) times the face amount of the then outstanding DMBS divided by twelve (12), and (iv) the Monthly Deposit (as defined in that certain Pledge, Interest Rate Cap Reserve, and Security Agreement dated of even date herewith between Borrower and Lender), if any. The face amount of the DMBS to be issued for the subsequent three-month period will be reduced, rounded down to the nearest thousand, by the amount of principal payments scheduled to be paid in the immediately preceding three-month period.
     If, pursuant to paragraph 3(b), the Borrower has requested in connection with the maturity of an outstanding DMBS that the Indebtedness under this Note be refinanced with a new DMBS, then not less than four (4) Business Days prior to the maturity date of the outstanding DMBS, Lender shall notify Borrower (in the manner specified in the Security Instrument (defined below) for giving notices) of the Discount on the new DMBS to be issued on such maturity date by sending Borrower the Rate Confirmation Form attached as Schedule E hereto and incorporated herein. Borrower shall execute and return Schedule E to the Lender not later than three (3) Business Days prior to the issuance date of the new DMBS.
     If the amount of the Discount for the new DMBS to be issued is greater than the Discount for the outstanding DMBS, then not less than two (2) Business Days prior to the maturity date of the outstanding DMBS the Borrower shall pay to the Lender the difference between the Discount for the new DMBS and the Discount for the outstanding DMBS. If the amount of the Discount for the new DMBS is less than the Discount for the outstanding DMBS, the aggregate amount of such difference shall be credited against the regular monthly payment due on the issuance date of the new DMBS.
     If Borrower timely exercises its option to convert the interest rate on this Note to a fixed rate pursuant to the Conversion Agreement dated the same day as this Note between the Borrower and Lender (the “Conversion Agreement”), Borrower will execute the DMBS Multifamily Note Modification Agreement (the form of which is attached to the Conversion Agreement as Exhibit A) to reflect the fixed rate established in accordance with the terms of the Conversion Agreement.
     Any remaining principal and all other amounts due under this Note or any of the Loan Documents, if not sooner paid, shall be due and payable on the Maturity Date. Failure to pay
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such amounts on the Maturity Date shall result in the immediate imposition of the Default Rate (as defined in Paragraph 10) on such unpaid amounts.
     Maturity Date: June 1, 2013, or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise.
     Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender’s discretion. Borrower agrees that neither Lender’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.
     Security. The Indebtedness is secured, among other things, by a multifamily mortgage dated as of the date of this Note (the “Security Instrument”), and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.
     Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, the prepayment premium payable under Paragraph 12, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.
     Late Charge. If any monthly amount due under this Note is not received by Lender on or before the tenth (10th) day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within ten (10) days after the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such monthly amount or other amount due. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the “Loan”), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 10.
     Default Rate. So long as any monthly payment or any other payment due under this Note remains past due for thirty (30) days or more, or if any payment due on the Maturity Date is not paid on the Maturity Date, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a per annum rate (the “Default Rate”) equal to the lesser of (i) the sum of the rate at which deposits in United States Dollars in amounts approximately equal to the outstanding principal amount and with three-month maturities are offered in immediately available funds in the London Interbank Market by leading banks in the Eurodollar market as of 11:00 a.m. (London Time), as published daily by Telerate (the “LIBOR Rate”), plus four
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hundred (400) (iii) basis points (4.00%) as determined by Lender, plus the basis points stated in paragraph 4(b) above, and (ii) the maximum interest rate which may be collected from Borrower under applicable law. If Telerate is no longer available, or is no longer posted through electronic transmission, Lender will choose a new service that provides comparable information and provide notice thereof to Borrower. If the unpaid principal balance and all other payments required under this Note are not paid in full on the Maturity Date, the unpaid principal balance and all such other required payments shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any payment under this Note is delinquent, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender’s ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any payment due under this Note is delinquent, Lender’s risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.
     Limits on Personal Liability.
     Except as otherwise provided in this Paragraph 11, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender’s only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender’s exercise of its rights and remedies with respect to the Mortgaged Property (as hereinafter defined) and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower’s liability shall not limit or impair Lender’s enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.
     Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Borrower to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; (3) failure of Borrower to comply with the Security Instrument with respect to obligations for the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by Borrower, Key Principal or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender; or (5) failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any
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other agreement with Lender executed in connection with the Loan) and then to amounts (“Debt Service Amounts”) payable under this Note, the Security Instrument or any other Loan Document (except that Borrower will not be personally liable (i) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, (ii) or because applicable state law directs that such sums be disbursed otherwise, or (iii) with respect to Rents that are distributed in any calendar year if Borrower has paid all operating expenses and Debt Service Amounts for that calendar year).
     Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default: (1) Borrower’s acquisition of any property or operation of any business not permitted by the terms and conditions of the Security Instrument; or (2) a Transfer that is an Event of Default under the terms and conditions of the Security Instrument.
     To the extent that Borrower has personal liability under this Paragraph 11, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 11, the term “Mortgaged Property” shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.
     Voluntary and Involuntary Prepayments.
     Borrower may not voluntarily prepay all or any portion of the indebtedness evidenced hereby on or before the first anniversary of this Note (the “Prepayment Lockout Period”).
     At any time after the Prepayment Lockout Period, Borrower may voluntarily prepay the Indebtedness evidenced hereby subject to the conditions contained in subparagraph (b) hereof.
     A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:
     (1) Borrower may voluntarily prepay all (but not less than all) of the unpaid principal balance of this Note on the maturity date of the then outstanding DMBS and only if Borrower has complied with all of the following:
Borrower must give Lender at least thirty (30) days, but not more than sixty (60) days, prior written notice of its intention to make such prepayment (the “Prepayment Notice”).
The Prepayment Notice shall be addressed to Lender and shall include, at a minimum, the date upon which Borrower intends to make the prepayment (the “Intended Prepayment Date”). Borrower acknowledges that the Lender is not required to accept any voluntary
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prepayment of this Note on any day other than the maturity date of the then outstanding DMBS. For all purposes any prepayment received by Lender on any day other than the maturity date of the then outstanding DMBS shall be deemed to have been received on the maturity date of the then outstanding DMBS. For purposes of this Note, a “Business Day” means any day other than a Saturday, Sunday or any other day on which Lender is not open for business.
Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all other sums due Lender at the time of such prepayment, and (C) the prepayment premium calculated pursuant to Schedule A.
If, for any reason, Borrower fails to prepay this Note on the Intended Prepayment Date, then Borrower may not prepay the Note until the maturity date of the new outstanding DMBS and upon satisfaction of all terms of this section, including timely delivery of an new Prepayment Notice, and Lender shall recalculate the prepayment premium based upon the date that Borrower actually prepays this Note and to make such calculation as described in Schedule A attached hereto. For purposes of such recalculation, such new prepayment date shall be deemed the “Intended Prepayment Date.”
     (2) Upon Lender’s exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all other sums due Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.
     (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium calculated pursuant to Schedule A.
     Notwithstanding the provisions of Paragraph 12(b), no prepayment premium shall be payable with respect to (A) any prepayment made no more than three months before the Maturity Date, or (B) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.
     Schedule A is hereby incorporated by reference into this Note.
     Any required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent payment or change the amount of such payments, unless Lender agrees otherwise in writing.
     Borrower recognizes that any prepayment of all or part of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result
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in Lender’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender’s ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.
     Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the loan evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower’s voluntary agreement to the prepayment premium provisions.
     Interest Rate Hedge. To protect against fluctuations in interest rates during the term of this Note, Borrower shall make arrangements for a LIBOR-based hedge instrument to be in place and maintained at all times with respect to this Note in accordance with the terms and conditions of that certain Pledge, Interest Rate Cap Reserve, and Security Agreement dated of even date herewith between Borrower and Lender.
     Costs and Expenses. Borrower shall pay on demand all expenses and costs, including (i) all fees and expenses incurred by Lender in connection with the issuance of any DMBS and (ii) fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.
     Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower’s obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.
     Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower, Key Principal, and all endorsers and guarantors of this Note and all other third party obligors.
     Loan Charges. Borrower agrees to pay an effective rate of interest equal to the sum of the imputed interest rate provided for in this Note from time to time, and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the loan evidenced by this Note and any other fees or amounts to be paid by
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Borrower pursuant to any of the other Loan Documents. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.
     Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.
     Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of “days” means calendar days, not Business Days.
     Governing Law. This Note shall be governed by the law of the jurisdiction in which the Land described in the Security Instrument is located.
     Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.
     Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.
     Consent to Jurisdiction and Venue. Borrower and Key Principal each agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the “Property Jurisdiction”). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower and Key Principal each irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.
     WAIVER OF TRIAL BY JURY. BORROWER, KEY PRINCIPAL AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE
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PARTIES AS LENDER, KEY PRINCIPAL AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
     ATTACHED SCHEDULES. The following Schedules are attached to this Note:
     ☒ Schedule A            Prepayment Premium (required)
     ☒ Schedule B            Modifications to Multifamily Note
     ☒ Schedule C            Principal Amortization Schedule
     ☒ Schedule D            DMBS Rate Setting Form
     ☒ Schedule E            DMBS Rate Confirmation Form
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     IN WITNESS WHEREOF, Borrower has signed and delivered this Note or has caused this Note to be signed and delivered by its duly authorized representative.

BORROWER:

SUNRISE FALL CREEK ASSISTED LIVING, L.L.C., an Indiana limited liability company

By:	Sunrise Senior Living Investments, Inc., a
Virginia corporation, its sole member

	By	/s/ James S. Pope

James S. Pope
Vice President

54-2058396
Borrower’s Social Security/Employer ID Number
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PAY TO THE ORDER OF CAPMARK FINANCE INC., WITHOUT RECOURSE. CAPMARK BANK, a Utah industrial bank
By:	/s/ Max W. Foore
Max W. Foore
Limited Signer

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PAY TO THE ORDER OF FANNIE MAE WITHOUT RECOURSE. CAPMARK FINANCE INC., a California corporation
By:	/s/ Max W. Foore
Max W. Foore
Vice President

Fannie Mae Commitment Number: 957329
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ACKNOWLEDGMENT AND AGREEMENT OF KEY PRINCIPAL TO
PERSONAL LIABILITY FOR EXCEPTIONS TO NON-RECOURSE LIABILITY
     Key Principal, who has an economic interest in Borrower or who will otherwise obtain a material financial benefit from the Loan, hereby absolutely, unconditionally and irrevocably agrees to pay to Lender, or its assigns, on demand, all amounts for which Borrower is personally liable under Paragraph 11 of the Discount MBS Multifamily Note to which this Acknowledgment is attached (the “Note”). The obligations of Key Principal shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument. Lender may pursue its remedies against Key Principal without first exhausting its remedies against the Borrower or the Mortgaged Property. All capitalized terms used but not defined in this Acknowledgment shall have the meanings given to such terms in the Security Instrument. As used in this Acknowledgment, the term “Key Principal” (each if more than one) shall mean only those individuals or entities that execute this Acknowledgment.
     The obligations of Key Principal shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, or enforceability of the Note, or any other Loan Document, and without regard to any other circumstance that might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Key Principal hereby waives the benefit of all principles or provisions of law, which are or might be in conflict with the terms of this Acknowledgment, and agrees that Key Principal’s obligations shall not be affected by any circumstances that might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Key Principal hereby waives the benefits of any right of discharge and all other rights under any and all statutes or other laws relating to guarantors or sureties, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note including this Acknowledgment, which may be required by statute, rule of law or otherwise to preserve Lender’s rights against Key Principal under this Acknowledgment, including notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by Borrower of any obligation or indebtedness and all rights to require Lender to (a) proceed against Borrower, (b) proceed against any general partner of Borrower, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) if Borrower is a partnership, pursue any other remedy it may have against Borrower, or any general partner of Borrower.
     At any time without notice to Key Principal, and without affecting the liability of Key Principal hereunder, (a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower’s performance of or compliance with any covenant or agreement contained in the Note, or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note or any other Loan Document; (d) the Note or any other Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount; and (e) any security for the Indebtedness
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may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.
     Key Principal acknowledges that Key Principal has received a copy of the Note and all other Loan Documents. Neither this Acknowledgment nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement. Key Principal agrees to notify Lender (in the manner for giving notices provided in Section 31 of the Security Instrument) of any change of Key Principal’s address within 10 Business Days after such change of address occurs. Any notices to Key Principal shall be given in the manner provided in Section 31 of the Security Instrument. Key Principal agrees to be bound by Paragraphs 22 and 23 of the Note.
     THIS ACKNOWLEDGMENT IS AN INSTRUMENT SEPARATE FROM, AND NOT A PART OF, THE NOTE. BY SIGNING THIS ACKNOWLEDGMENT, KEY PRINCIPAL DOES NOT INTEND TO BECOME AN ACCOMMODATION PARTY TO, OR AN ENDORSER OF, THE NOTE.
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     IN WITNESS WHEREOF, Key Principal has signed and delivered this Acknowledgment or has caused this Acknowledgment to be signed and delivered by its duly authorized representative.

KEY PRINCIPAL:

SUNRISE SENIOR LIVING, INC., a Delaware corporation

By:	/s/ Lisa Mayr

Lisa Mayr
Treasurer

Address:	7902 Westpark Drive
McLean, Virginia 22102

Employer ID No.: 54-1746596
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SCHEDULE A
PREPAYMENT PREMIUM
     Any prepayment premium payable under Section 12 of this Note shall be computed as follows:
Borrower shall have no right to make a voluntary prepayment of this Note, in whole or in part, during the Prepayment Lockout Period. At any time after the Prepayment Lockout Period, if the Prepayment Date occurs at any time before the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs, the prepayment premium shall be 1% of the amount of principal being prepaid.
Notwithstanding the provisions of paragraph 12(b) of this Note, no prepayment premium shall be payable if the Prepayment Date occurs on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.
For purposes of Schedule A, the “Prepayment Date” shall be (x) in the case of a voluntary prepayment, the date on which the prepayment is made, and (y) in any other case, the date on which Lender accelerates the unpaid principal balance of this Note.
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SCHEDULE B
MODIFICATIONS TO MULTIFAMILY NOTE
          (Seniors Housing)
          The following modifications are made to the text of the Note that precedes this Schedule:
1.	Section 11(b)(3) of the Note is hereby amended to read as follows:

“Failure of Borrower to comply with Sections 14(d), 14(e), or 14(g) of the Instrument relating to the delivery of books and records, statements, schedules, and reports.”

2.	Section 11(b) of the Note is hereby amended to delete the word “or” immediately preceding paragraph (5) thereof and to insert a semi-colon in lieu of the period and the word “or”, and add the following paragraph (6) at the end thereof:

“or (6) Borrower’s failure to cause the renewal, continuation, extension or maintenance of all Licenses required to legally operate the Mortgaged Property as a Seniors Housing Facility, as defined in the Instrument.”

3.	All capitalized terms used in this Schedule not specifically defined herein shall have the meanings set forth in the text of the Note that precedes this Schedule.

Seniors Housing Modifications to Note	Form 4186 10-04	© 2000-2004 Fannie Mae

SCHEDULE B
MODIFICATIONS TO MULTIFAMILY NOTE
(Aggregate Loan Amount)
The following modifications are made to the text of the Note that precedes this Schedule:
1.	The Note is modified by adding the following new Paragraph 25:
     25. Aggregate Loan Amount.
     (a) The entity that owns a Controlling Interest (as defined in the Security Instrument) in Borrower owns a Controlling Interest in the following borrower parties (each a “Related Borrower Party” and collectively, the “Related Borrower Parties”):
Karrington of Albuquerque Ltd.
Karrington of Colorado Springs Ltd.
Karrington of Englewood Ltd.
Karrington of Kenwood Ltd.
Karrington of Oakwood Ltd. Liability Co.
Sunrise Ann Arbor Assisted Living, L.L.C.
Sunrise Augusta Assisted Living Limited Partnership
Sunrise Fairfax Assisted Living, L.L.C.
Sunrise Fall Creek Assisted Living, L.L.C.
Sunrise Fort Wayne Assisted Living, L.L.C.
Sunrise Monroeville Assisted Living, L.L.C.
Sunrise South Charlotte NC Senior Living, LLC
Sunrise Virginia Beach Estates, LLC.
Sunrise West Hartford Assisted Living, L.L.C.
Sunrise Willow Lake Assisted Living, L.L.C.
Sunrise Wooster Assisted Living, L.L.C.
     (b) Simultaneously with Lender making the loan evidenced by this Note (the “Loan”), Lender is making individual variable rate loans to each of the Related Borrower Parties (collectively, the “Related Variable Loans”), each evidenced by a Discount MBS Multifamily Note of even date herewith (collectively, the “Related Variable Notes”).
     (c) At such time the outstanding aggregate principal amount of the Loan and the Related Variable Loans (the “Aggregate Principal Amount”) is more than $0 but less than $25,000,000, Borrower shall, within three (3) months of the date on which the Aggregate Principal Amount falls below $25,000,000.00, at its option, (i) repay in full the Loan, together with any prepayment premiums and other amounts due under this Note and the Loan Documents on the next maturity date of the then outstanding DMBS or (ii) request that this Note be converted to a fixed rate note pursuant to Paragraph 4(e) of this Note, in which event the interest on this Note shall convert to fixed rate in accordance with Paragraph 4(e) provided that the Note meets the conditions for conversion. If this Note has converted from a variable rate loan to a
Modifications to Note

fixed rate loan in accordance with Paragraph 4(e) of this Note, the outstanding principal amount of this Note shall not be included when calculating the Aggregate Principal Amount.
2. All capitalized terms used in this Schedule not specifically defined herein shall have the meanings set forth in the text of the Note that precedes this Schedule.
Modifications to Note

SCHEDULE B
MODIFICATIONS TO MULTIFAMILY NOTE
(Modification to Acknowledgement and Agreement of Key Principal to Personal Liability for
Exceptions to Non-Recourse Liability)
          The following modifications are made to the text of the Note that precedes this Schedule:
          1. The Acknowledgement and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability is amended by adding the following covenant immediately before the last paragraph:
          “Key Principal agrees and covenants with Lender that Key Principal shall at all times maintain (i) cash and Cash Equivalents (as defined in the Security Instrument) of not less than $25,000,000.00 and (ii) its Net Worth (as defined in the Security Instrument) so that it is not less than $100,000,000.00.”
Modifications to Note

SCHEDULE C
PRINCIPAL AMORTIZATION SCHEDULE
CAPMARK FINANCE INC.
AMORTIZATION SCHEDULE (Actual/360)

BORROWER:
PROPERTY:	Sunrise of Fall Creek
PAYMENT:	$62,758.53
INTEREST RATE:	5.920%
BEGINNING BAL:	$10,558,000
AMORTIZATION:	360
MATURITY:	6/1/2038

Anticipated		Payment Due
Closing Date		Date		Interest	Principal	Principal Balance
6/1/2008	30	7/1/2008	$62,758.53	$52,086.13	$10,672.40	$10,547,327.60
7/1/2008	31	8/1/2008	$62,758.53	$53,767.93	$8,990.60	$10,538,337.00
8/1/2008	30	9/1/2008	$62,758.53	$51,989.13	$10,769.40	$10,527,567.59
9/1/2008	31	10/1/2008	$62,758.53	$53,667.20	$9,091.33	$10,518,476.26
10/1/2008	31	11/1/2008	$62,758.53	$53,620.85	$9,137.68	$10,509,338.58
11/1/2008	30	12/1/2008	$62,758.53	$51,846.07	$10,912.46	$10,498,426.12
12/1/2008	31	1/1/2009	$62,758.53	$53,518.64	$9,239.89	$10,489,186.23
1/1/2009	30	2/1/2009	$62,758.53	$51,746.65	$11,011.88	$10,478,174.35
2/1/2009	31	3/1/2009	$62,758.53	$53,415.40	$9,343.13	$10,468,831.22
3/1/2009	31	4/1/2009	$62,758.53	$53,367.78	$9,390.76	$10,459,440.46
4/1/2009	28	5/1/2009	$62,758.53	$48,159.91	$14,598.62	$10,444,841.84
5/1/2009	31	6/1/2009	$62,758.53	$53,245.48	$9,513.05	$10,435,328.78
6/1/2009	30	7/1/2009	$62,758.53	$51,480.96	$11,277.58	$10,424,051.21
7/1/2009	31	8/1/2009	$62,758.53	$53,139.50	$9,619.04	$10,414,432.17
8/1/2009	30	9/1/2009	$62,758.53	$51,377.87	$11,380.67	$10,403,051.50
9/1/2009	31	10/1/2009	$62,758.53	$53,032.44	$9,726.09	$10,393,325.41
10/1/2009	31	11/1/2009	$62,758.53	$52,982.86	$9,775.67	$10,383,549.74
11/1/2009	30	12/1/2009	$62,758.53	$51,225.51	$11,533.02	$10,372,016.72
12/1/2009	31	1/1/2010	$62,758.53	$52,874.24	$9,884.30	$10,362,132.42
1/1/2010	30	2/1/2010	$62,758.53	$51,119.85	$11,638.68	$10,350,493.74
2/1/2010	31	3/1/2010	$62,758.53	$52,764.52	$9,994.02	$10,340,499.72
3/1/2010	31	4/1/2010	$62,758.53	$52,713.57	$10,044.96	$10,330,454.76
4/1/2010	28	5/1/2010	$62,758.53	$47,566.01	$15,192.53	$10,315,262.23
5/1/2010	31	6/1/2010	$62,758.53	$52,584.91	$10,173.62	$10,305,088.61
6/1/2010	30	7/1/2010	$62,758.53	$50,838.44	$11,920.10	$10,293,168.52
7/1/2010	31	8/1/2010	$62,758.53	$52,472.29	$10,286.25	$10,282,882.27
8/1/2010	30	9/1/2010	$62,758.53	$50,728.89	$12,029.65	$10,270,852.62
9/1/2010	31	10/1/2010	$62,758.53	$52,358.52	$10,400.01	$10,260,452.61

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page C-1

Anticipated		Payment Due
Closing Date		Date		Interest	Principal	Principal Balance
10/1/2010	31	11/1/2010	$62,758.53	$52,305.51	$10,453.03	$10,249,999.58
11/1/2010	30	12/1/2010	$62,758.53	$50,566.66	$12,191.87	$10,237,807.72
12/1/2010	31	1/1/2011	$62,758.53	$52,190.07	$10,568.47	$10,227,239.25
1/1/2011	30	2/1/2011	$62,758.53	$50,454.38	$12,304.15	$10,214,935.10
2/1/2011	31	3/1/2011	$62,758.53	$52,073.47	$10,685.06	$10,204,250.03
3/1/2011	31	4/1/2011	$62,758.53	$52,019.00	$10,739.53	$10,193,510.50
4/1/2011	28	5/1/2011	$62,758.53	$46,935.45	$15,823.08	$10,177,687.42
5/1/2011	31	6/1/2011	$62,758.53	$51,883.59	$10,874.95	$10,166,812.47
6/1/2011	30	7/1/2011	$62,758.53	$50,156.27	$12,602.26	$10,154,210.21
7/1/2011	31	8/1/2011	$62,758.53	$51,763.91	$10,994.63	$10,143,215.59
8/1/2011	30	9/1/2011	$62,758.53	$50,039.86	$12,718.67	$10,130,496.92
9/1/2011	31	10/1/2011	$62,758.53	$51,643.02	$11,115.51	$10,119,381.40
10/1/2011	31	11/1/2011	$62,758.53	$51,586.36	$11,172.18	$10,108,209.23
11/1/2011	30	12/1/2011	$62,758.53	$49,867.17	$12,891.37	$10,095,317.86
12/1/2011	31	1/1/2012	$62,758.53	$51,463.69	$11,294.85	$10,084,023.01
1/1/2012	30	2/1/2012	$62,758.53	$49,747.85	$13,010.69	$10,071,012.33
2/1/2012	31	3/1/2012	$62,758.53	$51,339.78	$11,418.75	$10,059,593.57
3/1/2012	31	4/1/2012	$62,758.53	$51,281.57	$11,476.96	$10,048,116.61
4/1/2012	29	5/1/2012	$62,758.53	$47,918.35	$14,840.18	$10,033,276.43
5/1/2012	31	6/1/2012	$62,758.53	$51,147.41	$11,611.12	$10,021,665.31
6/1/2012	30	7/1/2012	$62,758.53	$49,440.22	$13,318.32	$10,008,346.99
7/1/2012	31	8/1/2012	$62,758.53	$51,020.33	$11,738.20	$9,996,608.79
8/1/2012	30	9/1/2012	$62,758.53	$49,316.60	$13,441.93	$9,983,166.86
9/1/2012	31	10/1/2012	$62,758.53	$50,891.97	$11,866.57	$9,971,300.29
10/1/2012	31	11/1/2012	$62,758.53	$50,831.47	$11,927.06	$9,959,373.23
11/1/2012	30	12/1/2012	$62,758.53	$49,132.91	$13,625.63	$9,945,747.60
12/1/2012	31	1/1/2013	$62,758.53	$50,701.21	$12,057.32	$9,933,690.28
1/1/2013	30	2/1/2013	$62,758.53	$49,006.21	$13,752.33	$9,919,937.95
2/1/2013	31	3/1/2013	$62,758.53	$50,569.64	$12,188.89	$9,907,749.06
3/1/2013	31	4/1/2013	$62,758.53	$50,507.50	$12,251.03	$9,895,498.03
4/1/2013	28	5/1/2013	$62,758.53	$45,563.27	$17,195.26	$9,878,302.76
5/1/2013	31	6/1/2013	$62,758.53	$50,357.39	$12,401.14	$9,865,901.62
6/1/2013	30	7/1/2013	$62,758.53	$48,671.78	$14,086.75	$9,851,814.87
7/1/2013	31	8/1/2013	$62,758.53	$50,222.36	$12,536.17	$9,839,278.70
8/1/2013	30	9/1/2013	$62,758.53	$48,540.44	$14,218.09	$9,825,060.61
9/1/2013	31	10/1/2013	$62,758.53	$50,085.98	$12,672.56	$9,812,388.05
10/1/2013	31	11/1/2013	$62,758.53	$50,021.37	$12,737.16	$9,799,650.89
11/1/2013	30	12/1/2013	$62,758.53	$48,344.94	$14,413.59	$9,785,237.30
12/1/2013	31	1/1/2014	$62,758.53	$49,882.97	$12,875.57	$9,772,361.73
1/1/2014	30	2/1/2014	$62,758.53	$48,210.32	$14,548.22	$9,757,813.52
2/1/2014	31	3/1/2014	$62,758.53	$49,743.16	$13,015.37	$9,744,798.15
3/1/2014	31	4/1/2014	$62,758.53	$49,676.82	$13,081.72	$9,731,716.43
4/1/2014	28	5/1/2014	$62,758.53	$44,809.15	$17,949.39	$9,713,767.04
5/1/2014	31	6/1/2014	$62,758.53	$49,518.63	$13,239.91	$9,700,527.13
6/1/2014	30	7/1/2014	$62,758.53	$47,855.93	$14,902.60	$9,685,624.53
7/1/2014	31	8/1/2014	$62,758.53	$49,375.16	$13,383.37	$9,672,241.16
8/1/2014	30	9/1/2014	$62,758.53	$47,716.39	$15,042.14	$9,657,199.02

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page C-2

Anticipated		Payment Due
Closing Date		Date		Interest	Principal	Principal Balance
9/1/2014	31	10/1/2014	$62,758.53	$49,230.25	$13,528.28	$9,643,670.74
10/1/2014	31	11/1/2014	$62,758.53	$49,161.29	$13,597.24	$9,630,073.50
11/1/2014	30	12/1/2014	$62,758.53	$47,508.36	$15,250.17	$9,614,823.32
12/1/2014	31	1/1/2015	$62,758.53	$49,014.23	$13,744.30	$9,601,079.02
1/1/2015	30	2/1/2015	$62,758.53	$47,365.32	$15,393.21	$9,585,685.81
2/1/2015	31	3/1/2015	$62,758.53	$48,865.70	$13,892.84	$9,571,792.98
3/1/2015	31	4/1/2015	$62,758.53	$48,794.87	$13,963.66	$9,557,829.31
4/1/2015	28	5/1/2015	$62,758.53	$44,008.49	$18,750.04	$9,539,079.28
5/1/2015	31	6/1/2015	$62,758.53	$48,628.11	$14,130.43	$9,524,948.85
6/1/2015	30	7/1/2015	$62,758.53	$46,989.75	$15,768.79	$9,509,180.06
7/1/2015	31	8/1/2015	$62,758.53	$48,475.69	$14,282.85	$9,494,897.21
8/1/2015	30	9/1/2015	$62,758.53	$46,841.49	$15,917.04	$9,478,980.17
9/1/2015	31	10/1/2015	$62,758.53	$48,321.73	$14,436.80	$9,464,543.37
10/1/2015	31	11/1/2015	$62,758.53	$48,248.14	$14,510.39	$9,450,032.98
11/1/2015	30	12/1/2015	$62,758.53	$46,620.16	$16,138.37	$9,433,894.61
12/1/2015	31	1/1/2016	$62,758.53	$48,091.90	$14,666.64	$9,419,227.97
1/1/2016	30	2/1/2016	$62,758.53	$46,468.19	$16,290.34	$9,402,937.63
2/1/2016	31	3/1/2016	$62,758.53	$47,934.09	$14,824.45	$9,388,113.18
3/1/2016	31	4/1/2016	$62,758.53	$47,858.51	$14,900.02	$9,373,213.16
4/1/2016	29	5/1/2016	$62,758.53	$44,699.81	$18,058.72	$9,355,154.44
5/1/2016	31	6/1/2016	$62,758.53	$47,690.50	$15,068.04	$9,340,086.41
6/1/2016	30	7/1/2016	$62,758.53	$46,077.76	$16,680.77	$9,323,405.63
7/1/2016	31	8/1/2016	$62,758.53	$47,528.65	$15,229.88	$9,308,175.75
8/1/2016	30	9/1/2016	$62,758.53	$45,920.33	$16,838.20	$9,291,337.55
9/1/2016	31	10/1/2016	$62,758.53	$47,365.17	$15,393.36	$9,275,944.19
10/1/2016	31	11/1/2016	$62,758.53	$47,286.70	$15,471.83	$9,260,472.36
11/1/2016	30	12/1/2016	$62,758.53	$45,685.00	$17,073.54	$9,243,398.82
12/1/2016	31	1/1/2017	$62,758.53	$47,120.79	$15,637.74	$9,227,761.08
1/1/2017	30	2/1/2017	$62,758.53	$45,523.62	$17,234.91	$9,210,526.17
2/1/2017	31	3/1/2017	$62,758.53	$46,953.22	$15,805.32	$9,194,720.85
3/1/2017	31	4/1/2017	$62,758.53	$46,872.64	$15,885.89	$9,178,834.96
4/1/2017	28	5/1/2017	$62,758.53	$42,263.44	$20,495.10	$9,158,339.86
5/1/2017	31	6/1/2017	$62,758.53	$46,687.18	$16,071.35	$9,142,268.51
6/1/2017	30	7/1/2017	$62,758.53	$45,101.86	$17,656.68	$9,124,611.83
7/1/2017	31	8/1/2017	$62,758.53	$46,515.24	$16,243.29	$9,108,368.54
8/1/2017	30	9/1/2017	$62,758.53	$44,934.62	$17,823.92	$9,090,544.63
9/1/2017	31	10/1/2017	$62,758.53	$46,341.58	$16,416.96	$9,074,127.67
10/1/2017	31	11/1/2017	$62,758.53	$46,257.89	$16,500.65	$9,057,627.02
11/1/2017	30	12/1/2017	$62,758.53	$44,684.29	$18,074.24	$9,039,552.78
12/1/2017	31	1/1/2018	$62,758.53	$46,081.63	$16,676.90	$9,022,875.88
1/1/2018	30	2/1/2018	$62,758.53	$44,512.85	$18,245.68	$9,004,630.20
2/1/2018	31	3/1/2018	$62,758.53	$45,903.60	$16,854.93	$8,987,775.27
3/1/2018	31	4/1/2018	$62,758.53	$45,817.68	$16,940.85	$8,970,834.42
4/1/2018	28	5/1/2018	$62,758.53	$41,305.71	$21,452.83	$8,949,381.59
5/1/2018	31	6/1/2018	$62,758.53	$45,621.96	$17,136.58	$8,932,245.02
6/1/2018	30	7/1/2018	$62,758.53	$44,065.74	$18,692.79	$8,913,552.23
7/1/2018	31	8/1/2018	$62,758.53	$45,439.31	$17,319.23	$8,896,233.00

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page C-3

Anticipated		Payment Due
Closing Date		Date		Interest	Principal	Principal Balance
8/1/2018	30	9/1/2018	$62,758.53	$43,888.08	$18,870.45	$8,877,362.55
9/1/2018	31	10/1/2018	$62,758.53	$45,254.82	$17,503.71	$8,859,858.84
10/1/2018	31	11/1/2018	$62,758.53	$45,165.59	$17,592.94	$8,842,265.90
11/1/2018	30	12/1/2018	$62,758.53	$43,621.85	$19,136.69	$8,823,129.21
12/1/2018	31	1/1/2019	$62,758.53	$44,978.35	$17,780.18	$8,805,349.03
1/1/2019	30	2/1/2019	$62,758.53	$43,439.72	$19,318.81	$8,786,030.21
2/1/2019	31	3/1/2019	$62,758.53	$44,789.23	$17,969.30	$8,768,060.91
3/1/2019	31	4/1/2019	$62,758.53	$44,697.63	$18,060.91	$8,750,000.00
4/1/2019	28	5/1/2019	$62,758.53	$40,288.89	$22,469.64	$8,727,530.36
5/1/2019	31	6/1/2019	$62,758.53	$44,491.01	$18,267.52	$8,709,262.83
6/1/2019	30	7/1/2019	$62,758.53	$42,965.70	$19,792.84	$8,689,470.00
7/1/2019	31	8/1/2019	$62,758.53	$44,296.99	$18,461.55	$8,671,008.45
8/1/2019	30	9/1/2019	$62,758.53	$42,776.98	$19,981.56	$8,651,026.89
9/1/2019	31	10/1/2019	$62,758.53	$44,101.01	$18,657.52	$8,632,369.37
10/1/2019	31	11/1/2019	$62,758.53	$44,005.90	$18,752.63	$8,613,616.74
11/1/2019	30	12/1/2019	$62,758.53	$42,493.84	$20,264.69	$8,593,352.04
12/1/2019	31	1/1/2020	$62,758.53	$43,807.00	$18,951.53	$8,574,400.51
1/1/2020	30	2/1/2020	$62,758.53	$42,300.38	$20,458.16	$8,553,942.35
2/1/2020	31	3/1/2020	$62,758.53	$43,606.10	$19,152.44	$8,534,789.92
3/1/2020	31	4/1/2020	$62,758.53	$43,508.46	$19,250.07	$8,515,539.84
4/1/2020	29	5/1/2020	$62,758.53	$40,609.66	$22,148.87	$8,493,390.97
5/1/2020	31	6/1/2020	$62,758.53	$43,297.42	$19,461.11	$8,473,929.86
6/1/2020	30	7/1/2020	$62,758.53	$41,804.72	$20,953.81	$8,452,976.05
7/1/2020	31	8/1/2020	$62,758.53	$43,091.39	$19,667.14	$8,433,308.91
8/1/2020	30	9/1/2020	$62,758.53	$41,604.32	$21,154.21	$8,412,154.70
9/1/2020	31	10/1/2020	$62,758.53	$42,883.30	$19,875.24	$8,392,279.46
10/1/2020	31	11/1/2020	$62,758.53	$42,781.98	$19,976.56	$8,372,302.90
11/1/2020	30	12/1/2020	$62,758.53	$41,303.36	$21,455.17	$8,350,847.73
12/1/2020	31	1/1/2021	$62,758.53	$42,570.77	$20,187.77	$8,330,659.96
1/1/2021	30	2/1/2021	$62,758.53	$41,097.92	$21,660.61	$8,308,999.35
2/1/2021	31	3/1/2021	$62,758.53	$42,357.43	$20,401.10	$8,288,598.25
3/1/2021	31	4/1/2021	$62,758.53	$42,253.43	$20,505.10	$8,268,093.15
4/1/2021	28	5/1/2021	$62,758.53	$38,069.98	$24,688.56	$8,243,404.59
5/1/2021	31	6/1/2021	$62,758.53	$42,023.04	$20,735.49	$8,222,669.10
6/1/2021	30	7/1/2021	$62,758.53	$40,565.17	$22,193.37	$8,200,475.73
7/1/2021	31	8/1/2021	$62,758.53	$41,804.20	$20,954.33	$8,179,521.40
8/1/2021	30	9/1/2021	$62,758.53	$40,352.31	$22,406.23	$8,157,115.17
9/1/2021	31	10/1/2021	$62,758.53	$41,583.16	$21,175.37	$8,135,939.80
10/1/2021	31	11/1/2021	$62,758.53	$41,475.21	$21,283.32	$8,114,656.48
11/1/2021	30	12/1/2021	$62,758.53	$40,032.31	$22,726.23	$8,091,930.25
12/1/2021	31	1/1/2022	$62,758.53	$41,250.86	$21,507.67	$8,070,422.58
1/1/2022	30	2/1/2022	$62,758.53	$39,814.08	$22,944.45	$8,047,478.13
2/1/2022	31	3/1/2022	$62,758.53	$41,024.26	$21,734.28	$8,025,743.85
3/1/2022	31	4/1/2022	$62,758.53	$40,913.46	$21,845.08	$8,003,898.78
4/1/2022	28	5/1/2022	$62,758.53	$36,853.51	$25,905.03	$7,977,993.75
5/1/2022	31	6/1/2022	$62,758.53	$40,670.04	$22,088.49	$7,955,905.25
6/1/2022	30	7/1/2022	$62,758.53	$39,249.13	$23,509.40	$7,932,395.85

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page C-4

Anticipated		Payment Due
Closing Date		Date		Interest	Principal	Principal Balance
7/1/2022	31	8/1/2022	$62,758.53	$40,437.59	$22,320.94	$7,910,074.91
8/1/2022	30	9/1/2022	$62,758.53	$39,023.04	$23,735.50	$7,886,339.41
9/1/2022	31	10/1/2022	$62,758.53	$40,202.81	$22,555.73	$7,863,783.69
10/1/2022	31	11/1/2022	$62,758.53	$40,087.82	$22,670.71	$7,841,112.97
11/1/2022	30	12/1/2022	$62,758.53	$38,682.82	$24,075.71	$7,817,037.26
12/1/2022	31	1/1/2023	$62,758.53	$39,849.52	$22,909.01	$7,794,128.25
1/1/2023	30	2/1/2023	$62,758.53	$38,451.03	$24,307.50	$7,769,820.75
2/1/2023	31	3/1/2023	$62,758.53	$39,608.82	$23,149.71	$7,746,671.03
3/1/2023	31	4/1/2023	$62,758.53	$39,490.81	$23,267.73	$7,723,403.31
4/1/2023	28	5/1/2023	$62,758.53	$35,561.98	$27,196.55	$7,696,206.76
5/1/2023	31	6/1/2023	$62,758.53	$39,233.55	$23,524.98	$7,672,681.77
6/1/2023	30	7/1/2023	$62,758.53	$37,851.90	$24,906.64	$7,647,775.14
7/1/2023	31	8/1/2023	$62,758.53	$38,986.66	$23,771.88	$7,624,003.26
8/1/2023	30	9/1/2023	$62,758.53	$37,611.75	$25,146.78	$7,598,856.48
9/1/2023	31	10/1/2023	$62,758.53	$38,737.28	$24,021.25	$7,574,835.22
10/1/2023	31	11/1/2023	$62,758.53	$38,614.83	$24,143.71	$7,550,691.52
11/1/2023	30	12/1/2023	$62,758.53	$37,250.08	$25,508.46	$7,525,183.06
12/1/2023	31	1/1/2024	$62,758.53	$38,361.71	$24,396.82	$7,500,786.24
1/1/2024	30	2/1/2024	$62,758.53	$37,003.88	$25,754.65	$7,475,031.58
2/1/2024	31	3/1/2024	$62,758.53	$38,106.05	$24,652.48	$7,450,379.10
3/1/2024	31	4/1/2024	$62,758.53	$37,980.38	$24,778.16	$7,425,600.94
4/1/2024	29	5/1/2024	$62,758.53	$35,411.87	$27,346.67	$7,398,254.27
5/1/2024	31	6/1/2024	$62,758.53	$37,714.66	$25,043.88	$7,373,210.40
6/1/2024	30	7/1/2024	$62,758.53	$36,374.50	$26,384.03	$7,346,826.37
7/1/2024	31	8/1/2024	$62,758.53	$37,452.49	$25,306.05	$7,321,520.32
8/1/2024	30	9/1/2024	$62,758.53	$36,119.50	$26,639.03	$7,294,881.29
9/1/2024	31	10/1/2024	$62,758.53	$37,187.68	$25,570.85	$7,269,310.44
10/1/2024	31	11/1/2024	$62,758.53	$37,057.33	$25,701.20	$7,243,609.23
11/1/2024	30	12/1/2024	$62,758.53	$35,735.14	$27,023.39	$7,216,585.84
12/1/2024	31	1/1/2025	$62,758.53	$36,788.55	$25,969.98	$7,190,615.86
1/1/2025	30	2/1/2025	$62,758.53	$35,473.70	$27,284.83	$7,163,331.03
2/1/2025	31	3/1/2025	$62,758.53	$36,517.07	$26,241.46	$7,137,089.56
3/1/2025	31	4/1/2025	$62,758.53	$36,383.30	$26,375.24	$7,110,714.33
4/1/2025	28	5/1/2025	$62,758.53	$32,740.89	$30,017.64	$7,080,696.68
5/1/2025	31	6/1/2025	$62,758.53	$36,095.82	$26,662.72	$7,054,033.97
6/1/2025	30	7/1/2025	$62,758.53	$34,799.90	$27,958.63	$7,026,075.33
7/1/2025	31	8/1/2025	$62,758.53	$35,817.37	$26,941.16	$6,999,134.17
8/1/2025	30	9/1/2025	$62,758.53	$34,529.06	$28,229.47	$6,970,904.70
9/1/2025	31	10/1/2025	$62,758.53	$35,536.12	$27,222.41	$6,943,682.29
10/1/2025	31	11/1/2025	$62,758.53	$35,397.35	$27,361.18	$6,916,321.10
11/1/2025	30	12/1/2025	$62,758.53	$34,120.52	$28,638.02	$6,887,683.09
12/1/2025	31	1/1/2026	$62,758.53	$35,111.88	$27,646.66	$6,860,036.43
1/1/2026	30	2/1/2026	$62,758.53	$33,842.85	$28,915.69	$6,831,120.74
2/1/2026	31	3/1/2026	$62,758.53	$34,823.54	$27,935.00	$6,803,185.75
3/1/2026	31	4/1/2026	$62,758.53	$34,681.13	$28,077.40	$6,775,108.34
4/1/2026	28	5/1/2026	$62,758.53	$31,195.61	$31,562.92	$6,743,545.42
5/1/2026	31	6/1/2026	$62,758.53	$34,377.10	$28,381.44	$6,715,163.98

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page C-5

Anticipated		Payment Due
Closing Date		Date		Interest	Principal	Principal Balance
6/1/2026	30	7/1/2026	$62,758.53	$33,128.14	$29,630.39	$6,685,533.59
7/1/2026	31	8/1/2026	$62,758.53	$34,081.36	$28,677.17	$6,656,856.42
8/1/2026	30	9/1/2026	$62,758.53	$32,840.49	$29,918.04	$6,626,938.38
9/1/2026	31	10/1/2026	$62,758.53	$33,782.66	$28,975.87	$6,597,962.50
10/1/2026	31	11/1/2026	$62,758.53	$33,634.95	$29,123.59	$6,568,838.91
11/1/2026	30	12/1/2026	$62,758.53	$32,406.27	$30,352.26	$6,538,486.65
12/1/2026	31	1/1/2027	$62,758.53	$33,331.75	$29,426.78	$6,509,059.87
1/1/2027	30	2/1/2027	$62,758.53	$32,111.36	$30,647.17	$6,478,412.70
2/1/2027	31	3/1/2027	$62,758.53	$33,025.51	$29,733.03	$6,448,679.67
3/1/2027	31	4/1/2027	$62,758.53	$32,873.94	$29,884.60	$6,418,795.08
4/1/2027	28	5/1/2027	$62,758.53	$29,554.99	$33,203.55	$6,385,591.53
5/1/2027	31	6/1/2027	$62,758.53	$32,552.33	$30,206.21	$6,355,385.32
6/1/2027	30	7/1/2027	$62,758.53	$31,353.23	$31,405.30	$6,323,980.02
7/1/2027	31	8/1/2027	$62,758.53	$32,238.24	$30,520.29	$6,293,459.73
8/1/2027	30	9/1/2027	$62,758.53	$31,047.73	$31,710.80	$6,261,748.93
9/1/2027	31	10/1/2027	$62,758.53	$31,921.00	$30,837.53	$6,230,911.40
10/1/2027	31	11/1/2027	$62,758.53	$31,763.80	$30,994.73	$6,199,916.67
11/1/2027	30	12/1/2027	$62,758.53	$30,586.26	$32,172.28	$6,167,744.39
12/1/2027	31	1/1/2028	$62,758.53	$31,441.79	$31,316.74	$6,136,427.65
1/1/2028	30	2/1/2028	$62,758.53	$30,273.04	$32,485.49	$6,103,942.16
2/1/2028	31	3/1/2028	$62,758.53	$31,116.54	$31,641.99	$6,072,300.17
3/1/2028	31	4/1/2028	$62,758.53	$30,955.24	$31,803.30	$6,040,496.87
4/1/2028	29	5/1/2028	$62,758.53	$28,806.46	$33,952.08	$6,006,544.79
5/1/2028	31	6/1/2028	$62,758.53	$30,620.03	$32,138.50	$5,974,406.29
6/1/2028	30	7/1/2028	$62,758.53	$29,473.74	$33,284.80	$5,941,121.49
7/1/2028	31	8/1/2028	$62,758.53	$30,286.52	$32,472.02	$5,908,649.48
8/1/2028	30	9/1/2028	$62,758.53	$29,149.34	$33,609.20	$5,875,040.28
9/1/2028	31	10/1/2028	$62,758.53	$29,949.65	$32,808.88	$5,842,231.40
10/1/2028	31	11/1/2028	$62,758.53	$29,782.40	$32,976.14	$5,809,255.26
11/1/2028	30	12/1/2028	$62,758.53	$28,658.99	$34,099.54	$5,775,155.72
12/1/2028	31	1/1/2029	$62,758.53	$29,440.46	$33,318.07	$5,741,837.65
1/1/2029	30	2/1/2029	$62,758.53	$28,326.40	$34,432.13	$5,707,405.51
2/1/2029	31	3/1/2029	$62,758.53	$29,095.08	$33,663.45	$5,673,742.06
3/1/2029	31	4/1/2029	$62,758.53	$28,923.48	$33,835.06	$5,639,907.01
4/1/2029	28	5/1/2029	$62,758.53	$25,968.64	$36,789.90	$5,603,117.11
5/1/2029	31	6/1/2029	$62,758.53	$28,563.45	$34,195.09	$5,568,922.02
6/1/2029	30	7/1/2029	$62,758.53	$27,473.35	$35,285.19	$5,533,636.84
7/1/2029	31	8/1/2029	$62,758.53	$28,209.25	$34,549.28	$5,499,087.55
8/1/2029	30	9/1/2029	$62,758.53	$27,128.83	$35,629.70	$5,463,457.85
9/1/2029	31	10/1/2029	$62,758.53	$27,851.49	$34,907.04	$5,428,550.81
10/1/2029	31	11/1/2029	$62,758.53	$27,673.55	$35,084.99	$5,393,465.83
11/1/2029	30	12/1/2029	$62,758.53	$26,607.76	$36,150.77	$5,357,315.06
12/1/2029	31	1/1/2030	$62,758.53	$27,310.40	$35,448.13	$5,321,866.92
1/1/2030	30	2/1/2030	$62,758.53	$26,254.54	$36,503.99	$5,285,362.93
2/1/2030	31	3/1/2030	$62,758.53	$26,943.61	$35,814.93	$5,249,548.01
3/1/2030	31	4/1/2030	$62,758.53	$26,761.03	$35,997.50	$5,213,550.50
4/1/2030	28	5/1/2030	$62,758.53	$24,005.50	$38,753.03	$5,174,797.47

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page C-6

Anticipated		Payment Due
Closing Date		Date		Interest	Principal	Principal Balance
5/1/2030	31	6/1/2030	$62,758.53	$26,379.97	$36,378.57	$5,138,418.90
6/1/2030	30	7/1/2030	$62,758.53	$25,349.53	$37,409.00	$5,101,009.90
7/1/2030	31	8/1/2030	$62,758.53	$26,003.81	$36,754.72	$5,064,255.19
8/1/2030	30	9/1/2030	$62,758.53	$24,983.66	$37,774.87	$5,026,480.31
9/1/2030	31	10/1/2030	$62,758.53	$25,623.88	$37,134.65	$4,989,345.66
10/1/2030	31	11/1/2030	$62,758.53	$25,434.58	$37,323.96	$4,952,021.70
11/1/2030	30	12/1/2030	$62,758.53	$24,429.97	$38,328.56	$4,913,693.14
12/1/2030	31	1/1/2031	$62,758.53	$25,048.92	$37,709.62	$4,875,983.52
1/1/2031	30	2/1/2031	$62,758.53	$24,054.85	$38,703.68	$4,837,279.84
2/1/2031	31	3/1/2031	$62,758.53	$24,659.38	$38,099.16	$4,799,180.68
3/1/2031	31	4/1/2031	$62,758.53	$24,465.16	$38,293.38	$4,760,887.31
4/1/2031	28	5/1/2031	$62,758.53	$21,921.24	$40,837.29	$4,720,050.01
5/1/2031	31	6/1/2031	$62,758.53	$24,061.77	$38,696.77	$4,681,353.24
6/1/2031	30	7/1/2031	$62,758.53	$23,094.68	$39,663.86	$4,641,689.39
7/1/2031	31	8/1/2031	$62,758.53	$23,662.30	$39,096.23	$4,602,593.15
8/1/2031	30	9/1/2031	$62,758.53	$22,706.13	$40,052.41	$4,562,540.75
9/1/2031	31	10/1/2031	$62,758.53	$23,258.82	$39,499.71	$4,523,041.03
10/1/2031	31	11/1/2031	$62,758.53	$23,057.46	$39,701.08	$4,483,339.96
11/1/2031	30	12/1/2031	$62,758.53	$22,117.81	$40,640.72	$4,442,699.23
12/1/2031	31	1/1/2032	$62,758.53	$22,647.89	$40,110.64	$4,402,588.59
1/1/2032	30	2/1/2032	$62,758.53	$21,719.44	$41,039.10	$4,361,549.50
2/1/2032	31	3/1/2032	$62,758.53	$22,234.21	$40,524.32	$4,321,025.17
3/1/2032	31	4/1/2032	$62,758.53	$22,027.63	$40,730.91	$4,280,294.26
4/1/2032	29	5/1/2032	$62,758.53	$20,412.25	$42,346.29	$4,237,947.98
5/1/2032	31	6/1/2032	$62,758.53	$21,604.12	$41,154.42	$4,196,793.56
6/1/2032	30	7/1/2032	$62,758.53	$20,704.18	$42,054.35	$4,154,739.21
7/1/2032	31	8/1/2032	$62,758.53	$21,179.94	$41,578.60	$4,113,160.61
8/1/2032	30	9/1/2032	$62,758.53	$20,291.59	$42,466.94	$4,070,693.67
9/1/2032	31	10/1/2032	$62,758.53	$20,751.49	$42,007.04	$4,028,686.63
10/1/2032	31	11/1/2032	$62,758.53	$20,537.35	$42,221.18	$3,986,465.44
11/1/2032	30	12/1/2032	$62,758.53	$19,666.56	$43,091.97	$3,943,373.47
12/1/2032	31	1/1/2033	$62,758.53	$20,102.44	$42,656.09	$3,900,717.38
1/1/2033	30	2/1/2033	$62,758.53	$19,243.54	$43,514.99	$3,857,202.39
2/1/2033	31	3/1/2033	$62,758.53	$19,663.16	$43,095.37	$3,814,107.01
3/1/2033	31	4/1/2033	$62,758.53	$19,443.47	$43,315.06	$3,770,791.95
4/1/2033	28	5/1/2033	$62,758.53	$17,362.40	$45,396.13	$3,725,395.82
5/1/2033	31	6/1/2033	$62,758.53	$18,991.24	$43,767.29	$3,681,628.52
6/1/2033	30	7/1/2033	$62,758.53	$18,162.70	$44,595.83	$3,637,032.69
7/1/2033	31	8/1/2033	$62,758.53	$18,540.78	$44,217.75	$3,592,814.94
8/1/2033	30	9/1/2033	$62,758.53	$17,724.55	$45,033.98	$3,547,780.96
9/1/2033	31	10/1/2033	$62,758.53	$18,085.80	$44,672.73	$3,503,108.23
10/1/2033	31	11/1/2033	$62,758.53	$17,858.07	$44,900.47	$3,458,207.76
11/1/2033	30	12/1/2033	$62,758.53	$17,060.49	$45,698.04	$3,412,509.72
12/1/2033	31	1/1/2034	$62,758.53	$17,396.22	$45,362.32	$3,367,147.40
1/1/2034	30	2/1/2034	$62,758.53	$16,611.26	$46,147.27	$3,321,000.13
2/1/2034	31	3/1/2034	$62,758.53	$16,929.72	$45,828.81	$3,275,171.32
3/1/2034	31	4/1/2034	$62,758.53	$16,696.10	$46,062.44	$3,229,108.88

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page C-7

Anticipated		Payment Due
Closing Date		Date		Interest	Principal	Principal Balance
4/1/2034	28	5/1/2034	$62,758.53	$14,868.25	$47,890.28	$3,181,218.60
5/1/2034	31	6/1/2034	$62,758.53	$16,217.15	$46,541.39	$3,134,677.21
6/1/2034	30	7/1/2034	$62,758.53	$15,464.41	$47,294.13	$3,087,383.08
7/1/2034	31	8/1/2034	$62,758.53	$15,738.79	$47,019.74	$3,040,363.34
8/1/2034	30	9/1/2034	$62,758.53	$14,999.13	$47,759.41	$2,992,603.93
9/1/2034	31	10/1/2034	$62,758.53	$15,255.63	$47,502.90	$2,945,101.03
10/1/2034	31	11/1/2034	$62,758.53	$15,013.47	$47,745.06	$2,897,355.97
11/1/2034	30	12/1/2034	$62,758.53	$14,293.62	$48,464.91	$2,848,891.05
12/1/2034	31	1/1/2035	$62,758.53	$14,523.01	$48,235.52	$2,800,655.53
1/1/2035	30	2/1/2035	$62,758.53	$13,816.57	$48,941.97	$2,751,713.57
2/1/2035	31	3/1/2035	$62,758.53	$14,027.62	$48,730.91	$2,702,982.66
3/1/2035	31	4/1/2035	$62,758.53	$13,779.20	$48,979.33	$2,654,003.33
4/1/2035	28	5/1/2035	$62,758.53	$12,220.21	$50,538.32	$2,603,465.01
5/1/2035	31	6/1/2035	$62,758.53	$13,271.89	$49,486.65	$2,553,978.36
6/1/2035	30	7/1/2035	$62,758.53	$12,599.63	$50,158.91	$2,503,819.45
7/1/2035	31	8/1/2035	$62,758.53	$12,763.92	$49,994.62	$2,453,824.83
8/1/2035	30	9/1/2035	$62,758.53	$12,105.54	$50,653.00	$2,403,171.83
9/1/2035	31	10/1/2035	$62,758.53	$12,250.84	$50,507.70	$2,352,664.14
10/1/2035	31	11/1/2035	$62,758.53	$11,993.36	$50,765.17	$2,301,898.96
11/1/2035	30	12/1/2035	$62,758.53	$11,356.03	$51,402.50	$2,250,496.46
12/1/2035	31	1/1/2036	$62,758.53	$11,472.53	$51,286.00	$2,199,210.46
1/1/2036	30	2/1/2036	$62,758.53	$10,849.44	$51,909.10	$2,147,301.36
2/1/2036	31	3/1/2036	$62,758.53	$10,946.47	$51,812.07	$2,095,489.30
3/1/2036	31	4/1/2036	$62,758.53	$10,682.34	$52,076.19	$2,043,413.10
4/1/2036	29	5/1/2036	$62,758.53	$9,744.81	$53,013.72	$1,990,399.38
5/1/2036	31	6/1/2036	$62,758.53	$10,146.61	$52,611.92	$1,937,787.46
6/1/2036	30	7/1/2036	$62,758.53	$9,559.75	$53,198.78	$1,884,588.68
7/1/2036	31	8/1/2036	$62,758.53	$9,607.21	$53,151.32	$1,831,437.36
8/1/2036	30	9/1/2036	$62,758.53	$9,035.09	$53,723.44	$1,777,713.91
9/1/2036	31	10/1/2036	$62,758.53	$9,062.39	$53,696.14	$1,724,017.77
10/1/2036	31	11/1/2036	$62,758.53	$8,788.66	$53,969.87	$1,670,047.90
11/1/2036	30	12/1/2036	$62,758.53	$8,238.90	$54,519.63	$1,615,528.26
12/1/2036	31	1/1/2037	$62,758.53	$8,235.60	$54,522.93	$1,561,005.33
1/1/2037	30	2/1/2037	$62,758.53	$7,700.96	$55,057.57	$1,505,947.76
2/1/2037	31	3/1/2037	$62,758.53	$7,676.99	$55,081.55	$1,450,866.21
3/1/2037	31	4/1/2037	$62,758.53	$7,396.19	$55,362.34	$1,395,503.87
4/1/2037	28	5/1/2037	$62,758.53	$6,425.52	$56,333.01	$1,339,170.86
5/1/2037	31	6/1/2037	$62,758.53	$6,826.80	$55,931.74	$1,283,239.12
6/1/2037	30	7/1/2037	$62,758.53	$6,330.65	$56,427.89	$1,226,811.23
7/1/2037	31	8/1/2037	$62,758.53	$6,254.01	$56,504.52	$1,170,306.71
8/1/2037	30	9/1/2037	$62,758.53	$5,773.51	$56,985.02	$1,113,321.69
9/1/2037	31	10/1/2037	$62,758.53	$5,675.47	$57,083.07	$1,056,238.62
10/1/2037	31	11/1/2037	$62,758.53	$5,384.47	$57,374.06	$998,864.56
11/1/2037	30	12/1/2037	$62,758.53	$4,927.73	$57,830.80	$941,033.76
12/1/2037	31	1/1/2038	$62,758.53	$4,797.18	$57,961.35	$883,072.40
1/1/2038	30	2/1/2038	$62,758.53	$4,356.49	$58,402.04	$824,670.36
2/1/2038	31	3/1/2038	$62,758.53	$4,203.99	$58,554.55	$766,115.81

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page C-8

Anticipated		Payment Due
Closing Date		Date		Interest	Principal	Principal Balance
3/1/2038	31	4/1/2038	$62,758.53	$3,905.49	$58,853.05	$707,262.77
4/1/2038	28	5/1/2038	$62,758.53	$3,256.55	$59,501.98	$647,760.79
5/1/2038	31	6/1/2038	$62,758.53	$3,302.14	$59,456.39	$588,304.39

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page C-9

SCHEDULE D
RATE SETTING FORM
     Pursuant to Section 3 of that certain Discount MBS Multifamily Note dated as of May 7, 2008 (the “Note”) from the undersigned (the “Borrower”) to CAPMARK BANK, a Utah industrial bank, (the “Lender”), the Borrower hereby requests that the Lender issue to it an advance to be funded by a discount mortgaged backed security (“DMBS”) with the following terms:

Advance Amount	$ &nbs p;

Term	Three months

DMBS Issue Date	; 1,

Discount	%

Price	;

Closing Date no later than	; ,
     Defined terms used herein shall have the same meaning as set forth in the Note.
[Signatures on the following page]

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page D-1

Dated:                                      ;

BORROWER

SUNRISE FALL CREEK ASSISTED LIVING, L.L.C., an Indiana limited liability company

By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its sole member

By:

Name:

Title:

54-2058396
Borrower’s Social Security/Employer ID Number

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page D-2

SCHEDULE E
RATE CONFIRMATION FORM
     Pursuant to Section 4(c) of that certain Discount MBS Multifamily Note dated as of May 7, 2008 (the “Note”) from the undersigned (the “Borrower”) to CAPMARK BANK, a Utah industrial bank (the “Lender”), the Borrower hereby requests that the Lender issue to it an advance for the purpose of refinancing the Indebtedness under the Note to be funded by a discount mortgaged backed security (“DMBS”) pursuant to the Rate Setting Form dated                                          , from the Borrower to the Lender. The Lender hereby confirms that it has obtained a commitment for the purchase of a Fannie Mae DMBS with the following terms:

Advance Amount	$ &nbs p;

Term	Three months

DMBS Issue Date	; 1,

DMBS Imputed Interest Rate	%

Discount	%

Price	;

Closing Date no later than	; ,

FANNIE MAE MULTIFAMILY DMBS NOTE
©2003 Fannie Mae	Page E-1

Dated:                                         ,

LENDER: CAPMARK BANK, a Utah industrial bank
By:
Max W. Foore
Limited Signer

Rate Setting Date:                                           ,                       ,                     :                      AM/PM Eastern Time
BORROWER AGREES TO AND ACCEPTS THE ABOVE-STATED TERMS FOR THE REFINANCING OF THE INDEBTEDNESS:
Dated:

BORROWER

SUNRISE FALL CREEK ASSISTED LIVING, L.L.C., an Indiana limited liability company

By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its sole member

By:

Name:

Title:

54-2058396
Borrower’s Social Security/Employer ID Number

SCHEDULE TO EXHIBIT 10.2
     In accordance with the instructions to Item 601 of Regulation S-K, the mortgages of the other 15 borrowers have been omitted. The terms of the omitted mortgages are substantially the same as Exhibit 10.1.